UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)   May 6, 2010

j2 Global Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25965 (Commission File Number)	51-0371142 (IRS Employer Identification No.)

6922 Hollywood Blvd.
Suite 500
Los Angeles, California  90028
(Address of principal executive offices)

(323) 860-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our 2010 Annual Meeting of Stockholders on May 6, 2010 in Los Angeles, California. The following matters were submitted to our stockholders for a vote at the Annual Meeting:

(1)  The election of the following seven director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	Votes For	Withheld	Broker Non-votes
Douglas Y. Bech Robert J. Cresci W. Brian Kretzmer Richard S. Ressler John F. Rieley Stephen Ross Michael P. Schulhof	34,872,868 36,573,937 36,230,844 35,061,883 35,061,890 36,932,227 35,916,026	2,456,202 755,133 1,098,226 2,267,187 2,267,180 396,843 1,413,044	4,702,106 4,702,106 4,702,106 4,702,106 4,702,106 4,702,106 4,702,106

(2)  A proposal to ratify the appointment of Singer Lewak, LLP to serve as our independent auditors for fiscal 2010. This proposal was approved with the following vote:

For Against Abstain	41,596,537 237,505 197,134

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: May 7, 2010	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary